DELAWARE GROUP® EQUITY FUNDS V

Delaware Small Cap Core Fund (the "Fund")

Supplement to the Fund's Summary and Statutory Prospectuses and
 Statement of Additional Information each dated March 29, 2018

The Fund will close to new investors after the close of business on or around Oct. 19, 2018 (the "Effective Date"). Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's distributor or transfer agent (mutual fund wrap accounts); and certain mutual fund brokerage programs and direct investments by certain institutional investors and high net worth individuals as determined by the Fund's investment manager, Delaware Management Company, may continue to purchase additional shares in existing or new accounts, including purchases through reinvestment of dividends or capital gains distributions and exchanges.

Please keep in mind that if you sell all of the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account, unless you meet the parameters stated above.

The Fund reserves the right to modify this policy at any time.

On the Effective Date, the following disclosure is added to the beginning of the Fund's summary and statutory prospectuses:

Effective after the close of business on Oct. 19, 2018, the Fund is closed to new investors. Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's distributor or transfer agent (mutual fund wrap accounts); and certain mutual fund brokerage programs and direct investments by certain institutional investors and high net worth individuals as determined by the Fund's investment manager, Delaware Management Company (Manager), may continue to purchase additional shares in existing or new accounts, including purchases through reinvestment of dividends or capital gains distributions and exchanges.

On the Effective Date, the following disclosure is added to the Fund's summary and statutory prospectuses at the beginning of the section entitled, "Fund summary — Purchase and redemption of Fund shares":

The Fund is closed to new investors. Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's Distributor or transfer agent (mutual fund wrap accounts); and certain mutual fund brokerage programs and direct investments by certain institutional investors and high net worth individuals as determined by the Manager, may continue to purchase additional shares in existing or new accounts, including purchases through reinvestment of dividends or capital gains distributions and exchanges.

On the Effective Date, the following paragraph is added to the beginning of the section entitled, "Purchasing Shares —General Information" in the Fund's Statement of Additional Information:

Effective after the close of business on Oct. 19, 2018, the Fund is closed to new investors. Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's distributor or transfer agent

(mutual fund wrap accounts); and certain mutual fund brokerage programs and direct investments by certain institutional investors and high net worth individuals as determined by the Manager, may continue to purchase additional shares in existing or new accounts, including purchases through reinvestment of dividends or capital gains distributions and exchanges.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated August 21, 2018.